SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 12, 2002

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5918 Stoneridge Mall Road, Pleasanton, California 94588

(Address of principal executive offices)  (Zip Code)

(925) 467-3000

(Registrants’ telephone number, including area code)

N/A

(former name or former address, if changed since last report)

ITEM 5. Other Events
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4

ITEM 5. Other Events

DEBT OFFERING

         On August 12, 2002, we completed an underwritten offering of $225,000,000 aggregate principal amount of our 3.80% Notes Due 2005 and $800,000,000 aggregate principal amount of our 5.80% Notes Due 2012 (collectively, the “Notes”) under our registration statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on July 18, 2002 (File No. 333-96685), a base prospectus dated July 31, 2002 and an accompanying prospectus supplement dated August 7, 2002 relating to our offer and sale of the Notes.

         The sale of the Notes was underwritten by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Goldman, Sachs & Co., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, McDonald Investments Inc., Muriel Siebert & Co., Inc., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC, pursuant to an underwriting agreement dated August 7, 2002. The terms and conditions of the Notes and related matters are set forth in the Indenture dated as of September 10, 1997, between us and The Bank of New York, as trustee, (the “Indenture”) and, pursuant to Sections 2.2 and 10.4 of the Indenture, the Officers’ Certificate filed as Exhibit 4.2 hereto.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	The following exhibits are filed as part of this Report:

	1.1	Underwriting Agreement, dated August 7, 2002, between Safeway Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Goldman, Sachs & Co., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, McDonald Investments Inc., Muriel Siebert & Co., Inc., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC.

	4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K dated September 10, 1997).

	4.2	Officers’ Certificate, dated as of August 12, 2002, pursuant to Sections 2.2 and 10.4 of the Indenture.

	4.3	Form of 3.80% Note Due 2005.

	4.4	Form of 5.80% Note Due 2012.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2002

SAFEWAY INC.

By:	/s/ Robert A. Gordon

Robert A. Gordon Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated August 7, 2002, between Safeway Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Goldman, Sachs & Co., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, McDonald Investments Inc., Muriel Siebert & Co., Inc., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC.

4.1	Indenture, dated as of September 10, 1997, between Safeway Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K dated September 10, 1997).

4.2	Officers’ Certificate, dated as of August 12, 2002, pursuant to Sections 2.2 and 10.4 of the Indenture.

4.3	Form of 3.80% Note Due 2005.

4.4	Form of 5.80% Note Due 2012.